Exhibit 1.1

Execution Version

Regency Centers Corporation

8,000,000 Shares of Common Stock

Underwriting Agreement

December 4, 2009

J.P. Morgan Securities Inc.

Wells Fargo Securities, LLC

As Representatives of the

    several Underwriters listed

    in Schedule 1-A hereto

c/o J.P. Morgan Securities Inc.

383 Madison Avenue

New York, New York 10179

Ladies and Gentlemen:

Regency Centers Corporation, a Florida corporation (the “Company”), which is the general partner of Regency Centers, L.P., a Delaware limited partnership (the “Partnership”), J.P. Morgan Securities Inc., in its capacity as agent for an affiliate of the JPM Forward Counterparty (as defined below) (the “JPM Forward Seller”), and Wells Fargo Securities, LLC, in its capacity as agent for the WB Forward Counterparty (as defined below) (the “WB Forward Seller” and, together with the JPM Forward Seller, the “Forward Sellers”), at the request of the Company in connection with the Forward Agreements (as defined below), confirm their respective agreements with several Underwriters listed in Schedule 1-A hereto (the “Underwriters”), for whom you are acting as representatives (the “Representatives”), with respect to (a) the sale by the Forward Sellers, and purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $0.01 per share (the “Common Stock”), of the Company, set forth in Schedules 1-B and 1-A under the headings “Number of Borrowed Underwritten Shares to Be Sold” and “Number of Borrowed Underwritten Shares to Be Purchased,” as the case may be (subject to reduction for any shares of Common Stock issued and sold by the Company pursuant to Section 11 hereof) (the “Borrowed Underwritten Shares”), and (b) the purchase by the Underwriters and the sale by the Company of any shares of Common Stock pursuant to Section 11 hereof (the “Standby Underwritten Shares” and, collectively with the Borrowed Underwritten Shares, the “Underwritten Shares”).

In addition, the Company proposes to issue and sell to the Underwriters up to an additional 1,200,000 shares of Common Stock (the “Primary Option Shares”), pursuant to the option discussed in Section 2(a) hereof, to cover over-allotments, if any. The respective maximum amounts of Primary Option Shares to be so purchased by the several Underwriters, acting severally and not jointly, are set forth opposite their names in Schedule 1-A hereto under the heading “Maximum Number of Primary Option Shares to Be Purchased (assuming such option is exercised)”.

As used herein, “Shares” means, collectively, the Underwritten Shares and the Primary Option Shares; “Company Shares” means, collectively, the Primary Option Shares and any Standby Underwritten Shares; and “Forward Agreements” means each of (a) the letter agreement dated the date hereof between the Company and JPMorgan Chase Bank, National Association, London Branch (the “JPM Forward Counterparty”) relating to the forward sale by the Company, subject to the Company’s right to elect cash settlement of such agreement, of a number of shares of Common Stock equal to the number of Shares to be borrowed and sold by the JPM Forward Seller pursuant to this Agreement and (b) the letter agreement dated the date hereof between the Company and Wachovia Bank, National Association (the “WB Forward Counterparty”, and collectively with JPM Forward Counterparty, the “Forward Counterparties”) relating to the forward sale by the Company, subject to the Company’s right to elect cash settlement of such agreement, of a number of shares of Common Stock equal to the number of Shares to be borrowed and sold by the WB Forward Seller pursuant to this Agreement. References throughout this Agreement to “subsidiaries” shall include the Partnership.

The Company hereby confirms its agreement with the several Underwriters concerning the purchase and sale of the Shares, as follows:

1. Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement (File No. 333-158635), including a prospectus, relating to the Shares. Such registration statement, as amended at the time it became effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Preliminary Prospectus” means each prospectus included in such registration statement (and any amendments thereto) before effectiveness, any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430 Information, and the term “Prospectus” means the prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Shares. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

At or prior to the Applicable Time (as defined below), the Company had prepared the following information (the “Pricing Disclosure Package”): a Preliminary Prospectus dated December 3, 2009 and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Annex B hereto.

“Applicable Time” means 8:30 A.M., New York City time, on December 4, 2009.

2. Purchase of the Shares by the Underwriters.

(a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, each of the Forward Sellers agrees to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase from the Forward Sellers (or from the

Company to the extent of any Standby Underwritten Shares), at a price per share (the “Purchase Price”) of $29.52, the number of Shares set forth opposite such Underwriter’s name in Schedule 1-A hereto under the heading “Number of Borrowed Underwritten Shares to Be Purchased,” subject to adjustments in accordance with Section 11 hereof and subject, in each case, to such adjustments to eliminate any fractional Shares as the Representatives in their sole discretion shall make.

In addition, the Company agrees to issue and sell the Primary Option Shares to the several Underwriters as provided in this Agreement, and the Underwriters, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, shall have the option to purchase, severally and not jointly, from the Company the Primary Option Shares at the Purchase Price less an amount per share equal to any dividends or distributions declared by the Company and payable on the Underwritten Shares but not payable on the Primary Option Shares.

If any Primary Option Shares are to be purchased, the number of Primary Option Shares to be purchased by each Underwriter shall be the number of Primary Option Shares which bears the same ratio to the aggregate number of Primary Option Shares being purchased as the number of Borrowed Underwritten Shares set forth opposite the name of such Underwriter in Schedule 1-A hereto (or such number increased as set forth in Section 10 hereof) bears to the aggregate number of Borrowed Underwritten Shares being purchased from the Company by the several Underwriters, subject, however, to such adjustments to eliminate any fractional Shares as the Representatives in their sole discretion shall make.

The Underwriters may exercise the option to purchase Primary Option Shares at any time in whole, or from time to time in part, on or before the thirtieth day following the date of the Prospectus, by written notice from the Representatives to the Company. Such notice shall set forth the aggregate number of Primary Option Shares as to which the option is being exercised and the date and time when the Primary Option Shares are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date or later than the tenth full business day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 10 hereof). Any such notice shall be given at least two business days prior to the date and time of delivery specified therein.

(b) If any of the conditions to effectiveness set forth in Section 3 of a Forward Agreement is not satisfied on or prior to the Closing Date, the relevant Forward Seller, in its sole judgment, may choose not to borrow and deliver for sale the Borrowed Underwritten Shares to be sold by such Forward Seller hereunder. In addition, in the event that, in the commercially reasonable judgment of a Forward Counterparty, the relevant Forward Seller is unable to borrow and deliver for sale under this Agreement all of the Borrowed Underwritten Shares to be sold by such Forward Seller hereunder, then such Forward Seller shall only be required to deliver for sale the aggregate number of shares of Common Stock that such Forward Seller is able to so borrow.

(c) If, pursuant to Section 2(b), either Forward Seller does not borrow and deliver for sale the number of Borrowed Underwritten Shares deliverable by such Forward Seller pursuant to this Agreement, such Forward Seller will use its commercially reasonable efforts to notify the Company no later than 5:00 p.m., New York City time, on the first business day prior to the Closing Date.

(d) The Company understands that the Underwriters intend to make a public offering of the Shares as soon after the effectiveness of this Agreement as in the judgment of the Representatives is advisable, and initially to offer the Shares on the terms set forth in the Prospectus. The Company acknowledges and agrees that the Underwriters may offer and sell Shares to or through any affiliate of an Underwriter.

(e) Payment for the Borrowed Underwritten Shares shall be made by wire transfer in immediately available funds to the accounts specified by the Forward Sellers to the Representatives at such offices of Sullivan & Cromwell LLP at 10:00 A.M., New York City time, on December 9, 2009, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives, the Forward Sellers and the Company may agree upon in writing. Payment for any Company Shares shall be made by wire transfer in immediately available funds to the account specified by the Company to the Representatives in the case of the Standby Underwritten Shares, at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York at 10:00 A.M., New York City time, on December 9, 2009, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Company may agree upon in writing or, in the case of any Primary Option Shares, on the date and at the time and place specified by the Representatives in the written notice of the Underwriters’ election to purchase such Primary Option Shares. The time and date of such payment for the Underwritten Shares is referred to herein as the “Closing Date”, and the time and date for such payment for any Primary Option Shares, if other than the Closing Date, is herein referred to as the “Additional Closing Date”.

(f) Payment for the Shares to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Shares to be purchased on such date or the Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the sale of such Shares duly paid by the Company. Delivery of the Shares shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Representatives shall otherwise instruct. The certificates for the Shares will be made available for inspection and packaging by the Representatives at the office of DTC or its designated custodian not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date or the Additional Closing Date, as the case may be.

(g) The Company acknowledges and agrees that the Underwriters, the Forward Sellers and the Forward Counterparties are each acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, none of the Representatives, any other Underwriter, the Forward Sellers or the Forward Counterparties is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and none of the Underwriters, the Forward Sellers or the Forward Counterparties shall have any responsibility or liability to the Company with respect thereto. Any review by the Underwriters, the Forward Sellers or the Forward Counterparties of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters, the Forward Sellers and the Forward Counterparties and shall not be on behalf of the Company.

3. A. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter, each Forward Seller and each Forward Counterparty that:

(a) Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus included in the Pricing Disclosure Package, at the time of filing thereof, complied in all material respects with the Securities Act, and no Preliminary Prospectus, at the time of filing thereof, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter, Forward Seller or Forward Counterparty furnished to the Company in writing by such Underwriter, Forward Seller or Forward Counterparty through the Representatives expressly for use in any Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter, Forward Seller or Forward Counterparty consists of the information described as such in Section 7(b) hereof.

(b) Pricing Disclosure Package. The Pricing Disclosure Package as of the Applicable Time did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter, Forward Seller or Forward Counterparty furnished to the Company in writing by such Underwriter, Forward Seller or Forward Counterparty through the Representatives expressly for use in such Pricing Disclosure Package, it being understood and agreed that the only such information furnished by any Underwriter, Forward Seller or Forward Counterparty consists of the information described as such in Section 7(b) hereof.

(c) Information 8-Ks. As of the Applicable Time, the Information 8-Ks (as defined below), did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The “Information 8-Ks” means the Company’s Current Report on Form 8-K filed with the Commission on December 2, 2009 furnishing earnings guidance and the Company’s Current Report on Form 8-K filed with the Commission on December 3, 2009 furnishing an updated statement to the earnings guidance.

(d) Issuer Free Writing Prospectus. Other than the Registration Statement, the Preliminary Prospectus and the Prospectus, the Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, used, authorized, approved or referred to and will not prepare, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Shares (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Annex B hereto, each electronic road show and any other written communications approved in writing in advance by the Representatives. Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus or Preliminary Prospectus in reliance upon and in conformity with information relating to any Underwriter,

Forward Seller or Forward Counterparty furnished to the Company in writing by such Underwriter, Forward Seller or Forward Counterparty through the Representatives expressly for use in such Issuer Free Writing Prospectus or Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter, Forward Seller or Forward Counterparty consists of the information described as such in Section 7(b) hereof.

(e) Registration Statement and Prospectus. The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Securities Act that has been filed with the Commission not earlier than three years prior to the date hereof; and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company. No order suspending the effectiveness of the Registration Statement has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering of the Shares has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any post-effective amendment thereto, the Registration Statement and any such post-effective amendment complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter, Forward Seller or Forward Counterparty furnished to the Company in writing by such Underwriter, Forward Seller or Forward Counterparty through the Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter, Forward Seller or Forward Counterparty consists of the information described as such in Section 7(b) hereof.

(f) Incorporated Documents. The documents incorporated by reference in the Registration Statement, the Prospectus, the Information 8-Ks and the Pricing Disclosure Package, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the Pricing Disclosure Package, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g) Financial Statements. The financial statements (including the related notes thereto) of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods covered thereby, and any supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; and the other financial information included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly the information shown thereby; and any pro forma financial information and the related notes thereto included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus have been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(h) No Material Adverse Change. Since the date of the most recent financial statements of the Company included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, other than as described in the Registration Statement, the Prospectus and the Pricing Disclosure Package, (i) there has not been any change in the capital stock of the Company (other than the issuance of shares of Common Stock upon exercise of stock options and warrants, or vesting of restricted stock described as outstanding in, and the grant of options and awards under existing equity incentive plans described in, the Registration Statement, the Pricing Disclosure Package and the Prospectus) or partnership interests (other than issuances of partnership interests described as outstanding in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the exchange of Partnership units or the payment of earn-outs pursuant to contractual commitments) or in the partners’ capital of the Partnership or any of its subsidiaries, any change in short-term debt, mortgage loans payable or long-term debt of the Company or any of its subsidiaries in excess of $20,000,000 or in the mortgage loans payable or long-term debt of the Partnership or any of its subsidiaries or any material adverse change in excess of $20,000,000 (other than the repayment of maturing indebtedness and other obligations through existing lines of credit and the repayment of certain hedging obligations), or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock (other than the dividend to be paid on the Company’s Common Stock on December 2, 2009 and the dividends to be paid on December 31, 2009 on the Company’s Series C, D and E preferred stock and on preferred units as provided in various preferred unit agreements), or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its business that is material to the Company and its subsidiaries taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(i) Organization and Good Standing. The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole or on the performance by the Company of its obligations under the Transaction Documents (as defined below) (a “Material Adverse Effect”). The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to its annual report on Form 10-K.

(j) Capitalization. The Company has an authorized capitalization as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Capitalization”; all the outstanding shares of capital stock (including the Borrowed Underwritten Shares) of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Pricing Disclosure Package and the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each subsidiary owned, directly or indirectly, by the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party; and all of the issued partnership interests of the Partnership have been duly and validly authorized and issued and are fully paid and non assessable.

(k) Stock Options. With respect to the stock options (the “Stock Options”) granted pursuant to the stock-based compensation plans of the Company and its subsidiaries (the “Company Stock Plans”), (i) each Stock Option intended to qualify as an “incentive stock option” under Section 422 of the Code so qualifies, (ii) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (iii) each such grant was made in accordance with the terms of the Company Stock Plans, the Exchange Act and all other applicable laws and regulatory rules or requirements, including the rules of the New York Stock Exchange and any other exchange on which Company securities are traded, and (iv) each such grant was properly accounted for in accordance with GAAP in the financial statements (including the related notes) of the Company and disclosed in the Company’s filings with the Commission in accordance with the Exchange Act and all other applicable laws. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company of granting, Stock Options prior to, or otherwise coordinating the grant of Stock Options with, the release or other public announcement of material information regarding the Company or its subsidiaries or their results of operations or prospects.

(l) Due Authorization. The Company has full right, power and authority to execute and deliver this Agreement and each Forward Agreement (collectively, the “Transaction Documents”) and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and each of the other Transaction Documents and the consummation by it of the transactions contemplated hereby and thereby has been duly and validly taken.

(m) Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(n) The Shares. The Company Shares have been duly authorized and, when issued and delivered and paid for as provided herein, will be duly and validly issued, will be fully paid and nonassessable and will conform to the descriptions thereof in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and the issuance of the Company Shares is not subject to any preemptive or similar rights. The shares of Common Stock to be purchased by each of the Forward Counterparties pursuant to the Forward Agreements, whether pursuant to Physical Settlement (as defined in the respective Forward Agreements), as a result of an Acceleration Event (as defined in the respective Forward Agreements) or otherwise, have been duly authorized and reserved for issuance and, when issued and delivered by the Company to the relevant Forward Counterparty pursuant to its Forward Agreement against payment of the consideration set forth therein, will be duly and validly issued, will be fully paid and nonassessable and the issuance thereof will not be subject to any preemptive or similar rights.

(o) Other Transaction Documents. Each of the Forward Agreements has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability (the “Enforceability Exceptions”).

(p) Descriptions of the Transaction Documents. Each Transaction Document conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(q) No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter, by-laws, certificate of limited partnership, partnership agreement or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(r) No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents, the issuance and sale of the Company Shares and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws, certificate of limited partnership, partnership agreement or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect.

(s) No Consents Required. No consent, approval, authorization, order, license, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of the Transaction Documents, the issuance and sale of the Company Shares and the consummation of the transactions contemplated by the Transaction Documents, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and under applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters.

(t) Legal Proceedings. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; no such investigations, actions, suits or proceedings are threatened or, to the knowledge of the Company, contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not so described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(u) Independent Accountants. KPMG LLP, who have certified certain financial statements of the Company and its subsidiaries, is an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(v) Title to Real and Personal Property. The Company and its subsidiaries have good and marketable title in fee simple (in the case of real property) to, or have valid and marketable rights to lease or otherwise use, all items of real and personal property and assets that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

(w) Title to Intellectual Property. The Company and its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses as currently conducted and as proposed to be conducted, and the conduct of their respective businesses will not conflict in any material respect with any such rights of others. The Company and its subsidiaries have not received any notice of any claim of infringement, misappropriation or conflict with any such rights of others in connection with its patents, patent rights, licenses, inventions, trademarks, service marks, trade names, copyrights and know-how, which could reasonably be expected to result in a Material Adverse Effect.

(x) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Registration Statement and the Prospectus and that is not so described in such documents and in the Pricing Disclosure Package.

(y) Real Estate Investment Trust Status. The Company has qualified to be taxed as a real estate investment trust pursuant to Sections 856 through 860 of the Code for each of the fiscal years from its inception through the most recently completed fiscal year and the Company’s present and contemplated organization, ownership, method of operation, assets and income, taking into account the consummation of the transactions contemplated herein and under the other Transaction Documents, are such that the Company is in a position under present law to so qualify for the current fiscal year and in the future.

(z) Investment Company Act. Neither the Company nor the Partnership is, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof, including in connection with the offering and sale of the shares of Common Stock, upon settlement of the Forward Agreements or any sale of Standby Underwritten Shares pursuant to Section 11 hereof, in each case as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, will be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(aa) Taxes. The Company and its subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof; and except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets.

(bb) Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

(cc) No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company or the Partnership, is contemplated or threatened, and neither the Company nor the Partnership is aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, except as would not have a Material Adverse Effect.

(dd) Compliance with and Liability under Environmental Laws. (i) The Company and its subsidiaries (a) are, and at all prior times were, in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions, judgments, decrees, orders and the common law relating to pollution or the protection of the environment, natural resources or human health or safety, including those relating to the generation, storage, treatment, use, handling, transportation, Release or threat of Release of Hazardous Materials (collectively, “Environmental Laws”), (b) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, (c) have not received notice of any actual or potential liability under or relating to, or actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any Release or threat of Release of Hazardous Materials, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, (d) are not conducting or paying for, in whole or in part, any investigation, remediation or other corrective action pursuant to any Environmental Law at any location, and (e) are not a party to any order, decree or agreement that imposes any obligation or liability under any Environmental Law, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of (i) and (ii) above, for any such matter, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (iii) except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (a) there are no proceedings that are pending, or that are known to be contemplated, against the Company or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (b) the Company and its subsidiaries are not aware of any facts or issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws, including the Release or threat of Release of Hazardous Materials, that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Company and its subsidiaries, and (c) none of the Company and its subsidiaries anticipates material capital expenditures relating to any Environmental Laws.

(ee) Hazardous Materials. There has been no storage, generation, transportation, use, handling, treatment, Release or threat of Release of Hazardous Materials by, relating to or caused by the Company or any of its subsidiaries (or, to the knowledge of the Company and its subsidiaries, any other entity (including any predecessor) for whose acts or omissions the Company or any of its subsidiaries is or could reasonably be expected to be liable) at, on, under or from any property or facility now or previously owned, operated or leased by the Company or any of its subsidiaries, or at, on, under or from any other property or facility, in violation of any Environmental Laws or in a manner or amount or to a location that could reasonably be expected to result in any liability under any Environmental Law, except for any violation or liability which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. “Hazardous Materials” means any material, chemical, substance ,waste, pollutant, contaminant, compound, mixture, or constituent thereof, in any form or amount, including petroleum (including crude oil or any fraction thereof) and petroleum products, natural gas liquids, asbestos and asbestos containing materials, naturally occurring radioactive materials, brine, and drilling mud, regulated or which can give rise to liability under any Environmental Law. “Release” means any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, or migrating in, into or through the environment, or in, into from or through any building or structure.

(ff) Compliance with ERISA. (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”), has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code, except for noncompliance that could not reasonably be expected to result in material liability to the Company or its subsidiaries; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption that could reasonably be expected to result in a material liability to the Company or its subsidiaries; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, as applicable, has been satisfied (without taking into account any waiver thereof or extension of any amortization period) and is reasonably expected to be satisfied in the future (without taking into account any waiver thereof or extension of any amortization period); (iv) the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (v) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur that either has resulted, or could reasonably be expected to result, in material liability to the Company or its subsidiaries; (vi) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the PBGC, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(a)(3) of ERISA); and (vii) there is no pending audit or investigation by the Internal Revenue Service, the U.S. Department of Labor,

the Pension Benefit Guaranty Corporation or any other governmental agency or any foreign regulatory agency with respect to any Plan that could reasonably be expected to result in material liability to the Company or its subsidiaries. None of the following events has occurred or is reasonably likely to occur: (x) a material increase in the aggregate amount of contributions required to be made to all Plans by the Company or its subsidiaries in the current fiscal year of the Company and its subsidiaries compared to the amount of such contributions made in the Company and its subsidiaries’ most recently completed fiscal year; or (y) a material increase in the Company and its subsidiaries’ “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) compared to the amount of such obligations in the Company and its subsidiaries’ most recently completed fiscal year.

(gg) Disclosure Controls. The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(hh) Accounting Controls. The Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Based on the Company’s most recent evaluation of its internal controls over financial reporting pursuant to Rule 13a-15(c) of the Exchange Act, except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no material weaknesses in the Company’s internal controls. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(ii) Insurance. The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are adequate to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(jj) No Unlawful Payments. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(kk) Compliance with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(ll) Compliance with OFAC. None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not, directly or indirectly, use the proceeds of the offering of the Shares hereunder (including in connection with the sale of the shares of Common Stock upon settlement of the Forward Agreements or any sale of Standby Underwritten Shares pursuant to Section 11 hereof, in each case as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus), or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(mm) No Restrictions on Subsidiaries. No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(nn) No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than the Transaction Documents) that would give rise to a valid claim against the Company or any of its subsidiaries or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

(oo) No Registration Rights. No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Company Shares or the shares of the Common Stock to be issued and sold by the Company pursuant to any of the Forward Agreements.

(pp) No Stabilization. The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(qq) Margin Rules. The application of the proceeds received by the Company from the issuance, sale and delivery of the Company Shares and from settlement of the Forward Agreements, if any, in each case as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, will not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(rr) Forward-Looking Statements. The statements and financial information (including the assumptions described therein) included in the Registration Statement, the Pricing Disclosure Package, the Information 8-Ks and the Prospectus under the Heading “Recent Developments” or incorporated by reference therein from the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and the Company’s Quarterly Reports on Form 10-Q for the quarter ended March 31, 2009, June 30, 2009 and September 30, 2009 (in each case under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations”) (collectively, the “Projections”) (i) are within the coverage of the safe harbor for forward-looking statements set forth in Section 27A of the Securities Act, Rule 175(b) under the Securities Act or Rule 3b-6 under the Exchange Act, as applicable, (ii) were made by the Company with a reasonable basis and in good faith and reflect the Company’s good faith best estimate of the matters described therein, and (iii) have been prepared in accordance with Item 10 of Regulation S-K under the Securities Act; the assumptions used in the preparation of the Projections are reasonable; and none of the Company or its subsidiaries are aware of any business, economic or industry developments inconsistent with the assumptions underlying the Projections.

(ss) Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Registration Statement, the Pricing Disclosure Package and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(tt) Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(uu) Status under the Securities Act. At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares and at the date hereof, the Company was not and is not an “ineligible issuer,” and is a well-known seasoned issuer, in each case as defined in Rule 405 under the Securities Act.

(vv) No Violation of Ownership Limit. Neither this Agreement nor any Forward Agreement will result in a violation by any Underwriter, Forward Seller or Forward Counterparty of the 7% Ownership Limit (as defined in the Company’s Articles of Incorporation) on account of the Shares transferred pursuant to this Agreement or the shares of Common Stock transferred pursuant to the Forward Agreements (including, for this purpose, shares of Common Stock borrowed by the Forward Sellers in connection with the Forward Agreements), except to the extent that such Underwriter, Forward Seller or Forward Counterparty Beneficially Owns (as defined in the Company’s Articles of Incorporation) additional shares of Common Stock constituting more than 12% by value of the Company’s outstanding capital stock during the applicable term of this Agreement and the Forward Agreements or otherwise violates the terms of the ownership waivers granted by the Company to the relevant Forward Counterparty on December 4, 2009, evidenced by the Secretary’s Certificates dated December 4¸ 2009, delivered by the Company to the relevant Forward Counterparty and entitled “Certified Resolutions Relating to Adoption of Ownership Waiver for JPMorgan Chase Bank, National Association” and “Certified Resolutions Relating to Adoption of Ownership Waiver for Wachovia Bank, National Association”, whichever is as applicable.

B. Representations and Warranties of the Forward Sellers. Each of the Forward Sellers represents and warrants to each Underwriter that:

(a) Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by such Forward Seller and, at the Closing Date, such Forward Seller will have full right, power and authority to sell, transfer and deliver the Borrowed Underwritten Shares to be sold by such Forward Seller hereunder.

(b) Authorization of the Forward Agreement. The related Forward Agreement has been duly authorized, executed and delivered by the relevant Forward Counterparty and constitutes a valid and binding agreement of such Forward Counterparty, enforceable against such Forward Counterparty in accordance with its terms, except to the extent that enforceability thereof may be limited by the Enforceability Exceptions.

(c) Right to Transfer. Such Forward Seller will, at the Closing Date, have the free and unqualified right to transfer the Borrowed Underwritten Shares to be sold by such Forward Seller hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind; and upon delivery of such Borrowed Underwritten Shares and payment of the purchase price therefor as herein contemplated, assuming each of the Underwriters has no notice of any adverse claim, each of the Underwriters will have the free and unqualified right to transfer the Borrowed Underwritten Shares purchased by it from such Forward Seller, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

4. Further Agreements of the Company. The Company covenants and agrees with each Underwriter, each Forward Seller and each Forward Counterparty that:

(a) Required Filings. The Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act; will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; and will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters, the Forward Sellers and the Forward Counterparties in New York City prior to 10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement in such quantities as the Representatives, the Forward Sellers and the Forward Counterparties may reasonably request. The Company will pay the registration fee for this offering within the time period required by Rule 456(b)(1) under the Securities Act (without giving effect to the proviso therein) and in any event prior to the Closing Date.

(b) Delivery of Copies. The Company will deliver, without charge, (i) to the Representatives, two photocopies of signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith; and (ii) to each Underwriter, each Forward Seller and each Forward Counterparty (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein and each Issuer Free Writing Prospectus) as the Representatives, the Forward Sellers and the Forward Counterparties may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters a prospectus relating to the Shares is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Shares by any Underwriter or dealer.

(c) Amendments or Supplements, Issuer Free Writing Prospectuses. Before preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectus, during the Prospectus Delivery Period, whether before or after the time that the Registration Statement becomes effective, the Company will furnish to the Representatives, the Forward Sellers and the Forward Counterparties and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which any of the Representatives, the Forward Sellers or the Forward Counterparties reasonably objects.

(d) Notice to the Representatives, the Forward Sellers and the Forward Counterparties. The Company will advise the Representatives, the Forward Sellers and the Forward Counterparties promptly, and confirm such advice in writing, (i) when the Registration Statement has become effective; (ii) when any amendment to the Registration Statement has been filed or becomes effective; (iii) when any supplement to the Prospectus or any Issuer Free Writing Prospectus or any amendment to the Prospectus has been filed; (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (v) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure Package or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (vi) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus, the Pricing Disclosure Package or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Pricing Disclosure Package or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; and (vii) of the receipt by the Company of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act; and (viii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure Package or the Prospectus or suspending any such qualification of the Shares and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e) Ongoing Compliance. (1) If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters, the Forward Sellers and the Forward Counterparties and to such dealers as the Representatives may designate such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law and (2) if at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Pricing Disclosure Package to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Underwriters, the Forward Sellers and the Forward Counterparties and to such dealers as the Representatives may designate such amendments or supplements to the Pricing Disclosure Package as may be necessary so that the statements in the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, be misleading or so that the Pricing Disclosure Package will comply with law.

(f) Blue Sky Compliance. The Company will qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Shares; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(g) Earning Statement. The Company will make generally available to its security holders, the Representatives, the Forward Sellers and the Forward Counterparties as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

(h) Clear Market. For a period of 60 days after the date of the Prospectus, the Company will not (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, without the prior written consent of the Representatives, other than the Shares to be sold hereunder or the shares of Common Stock to be sold pursuant to the Forward Agreements, any shares of Common Stock issued under Company Stock Plans, any shares of Common Stock to be issued pursuant to partnership unit exchanges under existing commitments, any securities convertible into or exchangeable for shares of Common Stock pursuant to new partnership unit deal commitments and stock dividends. Notwithstanding the foregoing, if (1) during the last 17 days of the 60-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 60-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 60-day period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

(i) Use of Proceeds. The Company will apply the net proceeds from the sale of the Company Shares, if any, and the net proceeds, if any, from settlement of the Forward Agreements, as applicable, as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Use of proceeds”.

(j) No Stabilization. The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Common Stock.

(k) Exchange Listing. The Company will use its best efforts to list, subject to notice of issuance, the Company Shares and the shares of Common Stock reserved for issuance in connection with the Physical Settlement (as such term is defined in the Forward Agreements), acceleration or otherwise under the Forward Agreements, on the New York Stock Exchange.

(l) Reports. So long as the Shares are outstanding, the Company will furnish to the Representatives, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of the Shares, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system; provided the Company will be deemed to have furnished such reports and financial statements to the Representatives to the extent they are filed on the Commission’s Electronic Data Gathering, Analysis, and Retrieval system.

(m) Record Retention. The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

5. Certain Agreements of the Underwriters. Each Underwriter hereby represents and agrees that:

(a) It has not used, authorized use of, referred to or participated in the planning for use of, and will not use, authorize use of, refer to or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Annex B or prepared pursuant to Section 3A(d) or Section 4(c) above (including any electronic road show), or (iii) any free writing prospectus prepared by such underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing Prospectus”).

(b) It has not and will not, without the prior written consent of the Company, use any free writing prospectus that contains the final terms of the Shares unless such terms have previously been included in a free writing prospectus filed with the Commission.

(c) It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Company if any such proceeding against it is initiated during the Prospectus Delivery Period).

6. Conditions to the Obligations of the Underwriters and the Forward Sellers. The several obligations of each Underwriter to purchase the Underwritten Shares or the Primary Option Shares, and the several obligations of the Forward Sellers to deliver and sell the Borrowed Underwritten Shares to the Underwriters, are subject to the accuracy, as of the Closing Date or the Additional Closing Date, as the case may be, of the representations and warranties of the Company and to the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions:

(a) Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Securities Act, shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 4(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

(b) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct on the date hereof and on and as of the Closing Date or the Additional Closing Date, as the case may be; and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be.

(c) No Downgrade. Subsequent to the earlier of (A) the Applicable Time and (B) the execution and delivery of this Agreement, if there are any debt securities or preferred stock of, or guaranteed by, the Company or any of its subsidiaries that are rated by a “nationally recognized statistical rating organization,” as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, (i) no downgrading shall have occurred in the rating accorded any such debt securities or preferred stock and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any such debt securities or preferred stock (other than an announcement with positive implications of a possible upgrading).

(d) No Material Adverse Change. No event or condition of a type described in Section 3A(h) hereof shall have occurred or shall exist, which event or condition is not described in the Pricing Disclosure Package (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus.

(e) Officer’s Certificate. The Representatives, the Forward Sellers and the Forward Counterparties shall each have received on and as of the Closing Date or the Additional Closing Date, as the case may be, a certificate of the chief financial officer or chief accounting officer of the Company and one additional senior executive officer of the Company who is satisfactory to each of the Representatives, the Forward Sellers and the Forward Counterparties (i) confirming that such officers have carefully reviewed the Registration Statement, the Pricing Disclosure Package and the Prospectus and, to the knowledge of such officers, the representations set forth in Sections 3A(b) and 3A(d) hereof are true and correct, (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Additional Closing Date, as the case may be, and (iii) to the effect set forth in paragraphs (a), (c) and (d) above.

(f) Comfort Letters. On the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be, KPMG LLP shall have furnished to each of the Representatives, the Forward Sellers and the Forward Counterparties, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to each of the Underwriters, the Forward Sellers and the Forward Counterparties, in form and substance reasonably satisfactory to each of the Representatives, the Forward Sellers and the Forward Counterparties, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus; provided, that the letter delivered on the Closing Date or the Additional Closing Date, as the case may be, shall use a “cut-off” date no more than three business days prior to such Closing Date or such Additional Closing Date, as the case may be.

(g) Opinion and 10b-5 Statement of Counsel for the Company. Foley & Lardner LLP, counsel for the Company, shall have furnished to each of the Representatives, the Forward Sellers and the Forward Counterparties, at the request of the Company, their written opinion and 10b-5 statement, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to each of the Underwriters, the Forward Sellers and the Forward Counterparties, in form and substance reasonably satisfactory to each of the Representatives, the Forward Sellers and the Forward Counterparties, in substantially the form set forth in Annex A hereto.

(h) Opinion and 10b-5 Statement of Counsel for the Underwriters. The Representatives, the Forward Sellers and the Forward Counterparties shall each have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion and 10b-5 statement of Sullivan & Cromwell LLP, counsel for the Underwriters, with respect to such matters as the Representatives, the Forward Sellers and the Forward Counterparties may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(i) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares.

(j) Good Standing. The Representatives, the Forward Sellers and the Forward Counterparties shall each have received on and as of the Closing Date or the Additional Closing Date, as the case may be, satisfactory evidence of the good standing of the Company and the Partnership in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as any of the Representatives, the Forward Sellers and the Forward Counterparties may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(k) Exchange Listing. The Shares to be delivered on the Closing Date or Additional Closing Date, as the case may be, and the shares of Common Stock reserved for listing upon issuance upon Physical Settlement (as such term is defined in the Forward Agreements), acceleration or otherwise under the Forward Agreements shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

(l) Lock-up Agreements. The “lock-up” agreements, each substantially in the form of Exhibit A hereto, between you and certain shareholders, officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be full force and effect on the Closing Date or Additional Closing Date, as the case may be.

(m) Additional Documents. On or prior to the Closing Date or the Additional Closing Date, as the case may be, the Company shall have furnished to each of the Representatives, the Forward Sellers and the Forward Counterparties such further certificates and documents as any of the Representatives, the Forward Sellers and the Forward Counterparties may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

7. Indemnification and Contribution.

(a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Underwriter, each Forward Seller and each Forward Counterparty, and each of their respective affiliates, directors and officers and each person, if any, who controls such Underwriter, Forward Seller and Forward Counterparty, as the case may be, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, (ii) or any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, the Information 8-Ks, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act or any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter, Forward Seller or Forward Counterparty furnished to the Company in writing by such Underwriter, Forward Seller and Forward Counterparty through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter, Forward Seller or Forward Counterparty consists of the information described as such in subsection (b) below.

(b) Indemnification by the Underwriters. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement, and each Forward Seller, each Forward Counterparty and their respective affiliates, directors and officers, and each person, if any, who controls the Company, a Forward Seller or a Forward Counterparty within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Pricing Disclosure Package, it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: (i) the name of each Underwriter and its participation in the sale of the Shares, (ii) the fourth paragraph under the caption “Underwriting – Underwriting Discounts and Commissions” concerning the concession and reallowance figures, and (iii) the tenth and eleventh paragraphs under the caption “Underwriting – Underwriting Discounts and Commissions” concerning stabilizing transactions or purchases for the purpose of pegging, fixing or maintaining the price of the Common Stock.

(c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any Underwriter, Forward Seller or Forward Counterparty, or their respective affiliates, directors and officers and any control persons of such Underwriter, Forward Seller or Forward Counterparty, as the case may be, shall be designated in writing by J.P. Morgan Securities Inc. and any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d) Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party, on the one hand, and the indemnified party on the other, from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the indemnifying party, on the one hand, and the indemnified party on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company (which benefits shall include the proceeds to be received by the Company pursuant to the Forward Agreements assuming full Physical Settlement thereof), the Forward Sellers and the Underwriters, in connection with the offering of the Shares, shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Company (which net proceeds shall include the proceeds to be received by the Company pursuant to the Forward Agreements assuming full Physical Settlement thereof), the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, and the spread received by the Forward Sellers under the respective Forward Agreements, bear to the aggregate offering price of the Shares. The relative fault of the Company, the Forward Sellers or the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) Limitation on Liability. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Shares and the spread received by the relevant Forward Seller under its Forward Agreement, exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

(f) Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

8. Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

9. Termination. This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date or, in the case of the Primary Option Shares, prior to the Additional Closing Date (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock

Exchange, the American Stock Exchange, the Nasdaq Stock Market, the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus.

10. Defaulting Underwriter.

(a) If, on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Shares that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Shares by other persons satisfactory to the Company and the Forward Sellers on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Shares on such terms. If other persons become obligated or agree to purchase the Shares of a defaulting Underwriter, either the non-defaulting Underwriters, the Forward Sellers or the Company may postpone the Closing Date or the Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters or the Forward Sellers may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1-A hereto that, pursuant to this Section 10, purchases Shares that a defaulting Underwriter agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters, the Forward Sellers and the Company as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, does not exceed one-eleventh of the aggregate number of Shares to be purchased on such date, then the Company or the Forward Sellers, as applicable, shall have the right to require each non-defaulting Underwriter to purchase the number of Shares that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the number of Shares that such Underwriter agreed to purchase on such date) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters, the Forward Sellers and the Company as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, exceeds one-eleventh of the aggregate amount of Shares to be purchased on such date, or if the Company or the Forward Sellers, as applicable, shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Additional Closing Date, the obligation of the Underwriters to purchase Shares on the Additional Closing Date shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of the Company, the

Forward Sellers or the Forward Counterparties, except that the Company will continue to be liable for the payment of expenses as set forth in Section 11 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company, any Forward Seller, any Forward Counterparty or any non-defaulting Underwriter for damages caused by its default.

11. Issuance and Sale of Standby Underwritten Shares by the Company.

(a) In the event that (i) any of the conditions to effectiveness set forth in Section 3 of any Forward Agreement is not satisfied on or prior to the Closing Date and the relevant Forward Seller elects, pursuant to Section 2(b) hereof, not to deliver the Borrowed Underwritten Shares to be sold by such Forward Seller hereunder, or (ii) in the commercially reasonable judgment of the relevant Forward Counterparty, such Forward Seller is unable to borrow and deliver for sale under this Agreement all of the Borrowed Underwritten Shares to be sold by such Forward Seller hereunder, the Company shall issue and sell in whole but not in part a number of shares of Common Stock equal to the number of shares that such Forward Seller does not deliver. In connection with any such issuance and sale by the Company under this Section 11(a), the Representatives shall have the right to postpone the Closing Date for a period not exceeding one business day in order to effect any required changes in any documents or arrangements.

(b) No Forward Seller shall have any liability whatsoever for any Borrowed Underwritten Shares it does not deliver to the Underwriters or any other party if such Forward Seller (i) elects, pursuant to Section 2(b) not to deliver Borrowed Underwritten Shares because any of the conditions to effectiveness set forth in Section 3 of the Forward Agreement has not been satisfied or (ii) is unable to borrow and deliver for sale under this Agreement all of the Borrowed Underwritten Shares it is required to deliver hereunder.

12. Payment of Expenses.

(a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, any Pricing Disclosure Package and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the fees and expenses of the Company’s counsel and independent accountants; (iv) the fees and expenses incurred in connection with the registration or qualification of the Shares under the state or foreign securities or blue sky laws of such jurisdictions as the Representatives may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Underwriters); (v) the cost of preparing stock certificates; (vi) the costs and charges of any transfer agent and any registrar; (vii) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, FINRA; (viii) all expenses incurred by the Company in connection with any “road show” presentation to potential investors; (ix) all expenses and application fees related to the listing of the Shares on the New York Stock Exchange, and (x) all fees and expenses incident to the transactions contemplated by the Forward Agreements.

(b) If (i) the Company for any reason fails to tender the Company Shares for delivery to the Underwriters or (ii) the Underwriters decline to purchase the Shares for any reason permitted under this Agreement, other than Section 9(i), Section 9(iii) or Section 9(iv), the Company agrees to reimburse the Underwriters, the Forward Sellers and the Forward Counterparties for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters, the Forward Sellers and the Forward Counterparties in connection with this Agreement and the offering contemplated hereby.

13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Shares from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

14. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Underwriters and the Forward Sellers contained in this Agreement or made by or on behalf of the Company, the Underwriters or the Forward Sellers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any termination of this Agreement or any Forward Agreement or any investigation made by or on behalf of the Company, the Underwriters, the Forward Sellers or the Forward Counterparties.

15. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

16. Miscellaneous.

(a) Authority of J.P. Morgan Securities Inc. and Wells Fargo Securities, LLC. Any action by the Underwriters hereunder may be taken by J.P. Morgan Securities Inc. and Wells Fargo Securities, LLC on behalf of the Underwriters, and any such action taken by J.P. Morgan Securities Inc. or Wells Fargo Securities, LLC shall be binding upon the Underwriters.

(b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters, the Forward Sellers or the Forward Counterparties shall be given to J.P. Morgan Securities Inc., 383 Madison Avenue, 4th Floor, New York, New York 10179 (fax: (212) 622-8358), Attention Equity Syndicate Desk; and Wells Fargo Securities, LLC, 375 Park Avenue, New York, New York 10152 (fax: (212) 214-5918), Attention: Equity Syndicate Department. Notices to the Company shall be given to it at the address of the Company set forth in the Registration Statement: Attention: Secretary.

(c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such state.

(d) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(e) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(f) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof.

Very truly yours,

REGENCY CENTERS CORPORATION

By:	/s/ Bruce M. Johnson
	Name:	Bruce M. Johnson
	Title:	Executive Vice President and Chief Financial Officer

J.P. MORGAN SECURITIES INC., as agent for the JPM Forward Seller

By:	/s/ Eddy Allegaert
	Name:	Eddy Allegaert
	Title:	Executive Director

WELLS FARGO SECURITIES, LLC, as the WB Forward Seller

By:	/s/ David Herman
	Name:	David Herman
	Title:	Director

Accepted as of the date hereof for itself and on behalf of the several Underwriters listed in Schedule 1-A hereto.

J.P. MORGAN SECURITIES INC.

By:	/s/ Eddy Allegaert
	Name:	Eddy Allegaert
	Title:	Executive Director

WELLS FARGO SECURITIES, LLC

By:	/s/ David Herman
	Name:	David Herman
	Title:	Director

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

Acting in its capacity as Forward Counterparty, solely as the recipient and/or beneficiary of certain representations, warranties, covenants and indemnities set forth in this Agreement

By:	/s/ Santosh Sreenivasan
	Name:	Santosh Sreenivasan
	Title:	Managing Director

WACHOVIA BANK, NATIONAL ASSOCIATION

Acting in its capacity as Forward Counterparty, solely as the recipient and/or beneficiary of certain representations, warranties, covenants and indemnities set forth in this Agreement

By:	Wells Fargo Securities, LLC, Acting solely in its capacity as its agent

By:	/s/ Mary Louise Guttmann
	Name:	Mary Louise Guttmann
	Title:	Senior Vice President Assistant General Counsel

Schedule 1-A

Underwriter	Number of Borrowed Underwritten Shares to Be Purchased	Maximum Number of Primary Option Shares to Be Purchased (assuming such option is exercised)
J.P. Morgan Securities Inc.	2,800,000	420,000
Wells Fargo Securities, LLC	2,800,000	420,000
PNC Capital Markets LLC	448,000	67,200
Morgan Keegan & Company, Inc.	440,000	66,000
SunTrust Robinson Humphrey Inc.	440,000	66,000
Comerica Securities, Inc.	264,000	39,600
Daiwa Securities America Inc.	264,000	39,600
Mizuho Securities USA Inc.	136,000	20,400
Mitsubishi UFJ Securities (USA), Inc.	136,000	20,400
Piper Jaffray & Co.	136,000	20,400
RBC Capital Markets Corporation	136,000	20,400

Total:	8,000,000	1,200,000

Schedule 1-B

Forward Seller	Number of Borrowed Underwritten Shares to Be Sold
JPM Forward Seller	4,000,000
WB Forward Seller	4,000,000

Total:	8,000,000

Annex A

Form of Opinion of Counsel for the Company

December , 2009	ATTORNEYS AT LAW ONE INDEPENDENT DRIVE, SUITE 1300 JACKSONVILLE, FLORIDA 32202-5017 P. O. BOX 240 JACKSONVILLE, FLORIDA 32201-0240 904.359.2000 TEL 904.359.8700 FAX www.foley.com

J.P. Morgan Securities Inc.

Wells Fargo Securities, LLC

As Representatives of the Several Underwriters

named in Schedule 1-A to the Underwriting

Agreement referred to below

c/o J.P. Morgan Securities Inc.

383 Madison Avenue – 4th Floor

New York, New York 10179

J.P. Morgan Securities Inc., As agent for a Forward Seller 383 Madison Avenue – 4th Floor New York, New York 10179

Wachovia Bank, National Association

As Forward Counterparty

375 Park Avenue

New York, New York 10152

JPMorgan Chase Bank, National Association

As Forward Counterparty

c/o J.P. Morgan Securities Inc.

383 Madison Avenue – 4th Floor

New York, New York 10179

Wells Fargo Securities, LLC As Forward Seller 375 Park Avenue New York, New York 10152

Ladies and Gentlemen:

We have acted as counsel to Regency Centers Corporation, a Florida corporation (the “Company”), which is the general partner of Regency Centers, L.P., a Delaware limited partnership (the “Partnership”), in connection with (i) the Forward Agreements, entered into between the Company and each of the Forward Counterparties, pursuant to which the Company has agreed to issue, and the Forward Counterparties have agreed to purchase on the date(s) of settlement of the Forward Agreements, a number of shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”) specified thereunder, subject to the Company’s right to elect cash settlement (the “Settlement Shares”); (ii) the sale by the Forward Sellers of the Borrowed Underwritten Shares; (iii) the offer and sale by the Company, at the option of the Underwriters, of the Primary Option Shares; and (iv) the sale by the Company of any Standby Underwritten Shares. This opinion is delivered pursuant to Section 6(g) of the Underwriting Agreement dated December     , 2009 among the Company, the Forward Sellers named therein, the Forward Counterparties named therein, and J.P. Morgan Securities Inc. and Wells Fargo Securities, LLC, as Representatives of the underwriters named in Schedule 1-A thereto (the “Underwriting Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Underwriting Agreement.

We have examined and are familiar with: (a) the articles of incorporation and bylaws of the Company, as presently in effect, (b) the agreement of limited partnership of the Partnership, as

BOSTON BRUSSELS CHICAGO DETROIT	JACKSONVILLE LOS ANGELES MADISON MIAMI	MILWAUKEE NEW YORK ORLANDO SACRAMENTO	SAN DIEGO SAN DIEGO/DEL MAR SAN FRANCISCO SHANGHAI	SILICON VALLEY TALLAHASSEE TAMPA TOKYO WASHINGTON, D.C.

J.P. Morgan Securities Inc.

Wells Fargo Securities, LLC

JPMorgan Chase Bank, National Association

Wachovia Bank, National Association

December     , 2009

presently in effect, (c) the proceedings of and actions taken by the board of directors of the Company in connection with the issuance and sale of the Shares, (d) the Registration Statement and the Prospectus, as amended and supplemented, and (e) such other records, certificates and documents as we have considered necessary or appropriate for purposes of this opinion.

In expressing the opinions set forth below, we have assumed and relied upon the accuracy and completeness of all certificates and other statements, documents and records reviewed by us, the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as copies and the authenticity of the originals from which any such copies were made, the genuineness of all signatures, the legal capacity of all persons executing such documents and the due execution and delivery by the parties to such documents (other than by the Company or the Partnership) where due execution and delivery are prerequisites to the effectiveness thereof.

In rendering this opinion we have, with your permission, assumed, without investigation, verification or inquiry that: there is no oral or written agreement, understanding, course of dealing or usage of trade that affects the rights and obligations of the parties set forth in each Forward Agreement, or that would have an effect on the opinions expressed herein; and the Company has received adequate consideration with respect to the execution and delivery of each Forward Agreement.

As to various matters of fact material to our opinion, to the extent we deemed reasonable, we have relied upon certificates of public officials, responsible officers of the Company and independent accountants (which certificates we believe you and we are justified in relying upon), and on the representations and warranties of the Company made in the Underwriting Agreement and the Forward Agreements. Any matter stated to be “known to us” or “to our knowledge” is based on the actual knowledge of attorneys currently in our firm who have given substantive attention to material matters for the Company and its subsidiaries within the past twelve months and, as to subsidiaries of the Company other than Significant Subsidiaries (as defined in Rule 1-02(w) of Regulation S-X promulgated by the Securities and Exchange Commission), without investigation.

We are admitted to the practice of law in the State of Florida and the State of New York and, except for the opinions set forth in paragraphs 1, 2, and 11, which are limited to the general corporation law or limited partnership act, as applicable, of the state in which the entity subject to such opinion is organized, or, in the case of paragraph 1, of the state in which the entity conducts any business so as to require qualification as a foreign organization (such matters in paragraphs 1, 2, and 11 are referred to collectively as the “Covered Foreign Law Matters”), and except as set forth below, nothing contained herein shall be construed to be an opinion as to the effect of the laws of any jurisdiction other than the State of Florida, the State of New York and the United States of America

J.P. Morgan Securities Inc.

Wells Fargo Securities, LLC

JPMorgan Chase Bank, National Association

Wachovia Bank, National Association

December     , 2009

as in effect on the date hereof. We consent to Sullivan & Cromwell LLP’s relying upon this opinion as to matters of Florida law in connection with their opinion to you.

Based upon and subject to the foregoing, and subject to the assumptions, limitations and qualifications stated herein, it is our opinion that:

1. Each of the Company and its Significant Subsidiaries, including the Partnership, and, to our knowledge, each other consolidated subsidiary of the Company has been duly incorporated or organized and is validly existing as a corporation or other organization in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, as amended or supplemented, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

2. All the outstanding shares of capital stock or partnership interests of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise described in or contemplated by the Underwriting Agreement, the Pricing Disclosure Package or the Prospectus, as amended or supplemented, all outstanding shares of capital stock or partnership interests of such subsidiaries are owned by the Company either directly or through wholly-owned subsidiaries free and clear of any perfected security interest and, to our knowledge, after due inquiry, any other security interest, claim, lien or encumbrance.

3. The Company’s authorized equity capitalization is as set forth in the Prospectus, as amended and supplemented, and the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; the outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable; the Company Shares have been duly and validly authorized and, when issued and delivered and paid for as provided in the Underwriting Agreement, will be duly and validly issued, fully paid and nonassessable; the Settlement Shares have been duly and validly authorized and reserved for issuance and, when issued and delivered by the Company to the Forward Counterparties pursuant to the Forward Agreements against payment of the consideration set forth therein, will be duly and validly issued, fully paid and nonassessable; the Company Shares, the Borrowed Underwritten Shares and the Settlement Shares are duly listed, and admitted and authorized for trading, on the New York Stock Exchange, subject to official notice of issuance of the Company Shares and the Settlement Shares; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Shares and Settlement Shares arising by operation of law or the Company’s articles of incorporation or by-laws, or, to our knowledge, under any

J.P. Morgan Securities Inc.

Wells Fargo Securities, LLC

JPMorgan Chase Bank, National Association

Wachovia Bank, National Association

December     , 2009

agreement by which the Company is bound; and, except as set forth in the Prospectus, as amended or supplemented, to our knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.

4. To our knowledge, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document relating to the Company or its subsidiaries of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements included or incorporated by reference in the Prospectus under the headings “Capital Stock”, “Description of Common Stock”, “Description of Preferred Stock”, “Description of Depositary Shares”, “Description of Warrants”, “Description of Purchase Contracts”, “Description of Units” insofar as they purport to constitute a summary of the terms of the Shares, and the statements included or incorporated by reference in the Prospectus under the headings “Plan of Distribution” and “Certain Federal Income Tax Considerations” and in the Prospectus Supplement under the heading “Underwriting” (other than the information furnished in writing to the Company by or on behalf of the Underwriters through the Representatives or any information under the heading “Underwriting – Sales Outside the United States” except for the last paragraph of such section), insofar as such statements summarize legal matters, agreements to which the Company is a party, documents or proceedings discussed therein, are accurate and fair summaries of such terms, legal matters, agreements, documents or proceedings.

5. The Registration Statement has become effective under the Act; any required filing of the Prospectus, and any amendments or supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements and other financial and statistical information contained therein, as to which we express no opinion), each as amended or supplemented, comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder. We do not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

J.P. Morgan Securities Inc.

Wells Fargo Securities, LLC

JPMorgan Chase Bank, National Association

Wachovia Bank, National Association

December     , 2009

6. The Company has the corporate power to execute and deliver the Forward Agreements and each of the ownership waivers (together, the “Ownership Waivers”) granted by the Company to the Forward Counterparties and evidenced by the Secretary’s Certificates dated December     , 2009 delivered by the Company to each of the Forward Counterparties and entitled “Certified Resolutions Relating to Adoption of Ownership Waiver for JPMorgan Chase Bank, National Association” and “Certified Resolutions Relating to Adoption of Ownership Waiver for Wachovia Bank, National Association” respectively (together, the “Waiver Certificates”) and to perform its obligations under the Forward Agreements and the Ownership Waivers.

7. The Underwriting Agreement, each Forward Agreement and each of the Ownership Waivers evidenced by the Waiver Certificates have been duly authorized, executed and delivered by the Company; and the Forward Agreements conform in all material respects to the description thereof in the Prospectus.

8. The Company’s obligations under each of the Forward Agreements and each of the Ownership Waivers evidenced by the Waiver Certificates constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to (a) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, (b) the requirement that the enforcing party act in a commercially reasonable manner and in good faith in performing its obligations and exercising its rights and remedies under the Forward Agreements and the Ownership Waivers, and (c) the discretion of a court or other authority or body to invalidate or decline to enforce any right, remedy or provision of a Forward Agreement (including without limitation the termination payment and close-out provisions thereof) determined by it to be a penalty, and except that any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations, and except that the enforcement of rights with respect to other indemnification and contribution obligations and provisions relating to severability, provisions purporting to waive or limit rights to trial by jury, oral amendments to written agreements or rights of set off, provisions relating to submission to jurisdiction, venue or service of process, or provisions purporting to prohibit, restrict or require the consent of the other party for the transfer of, or the creation, attachment or perfection of a security interest in, the Forward Agreements or an interest therein, may be limited by applicable law or considerations of public policy.

9. The Company is not and, after giving effect to the offering and sale of the Shares (including the Settlement Shares and the Company Shares) and the application of the proceeds thereof as described in the Prospectus, will not be an “investment company” as defined in the Investment Company Act.

J.P. Morgan Securities Inc.

Wells Fargo Securities, LLC

JPMorgan Chase Bank, National Association

Wachovia Bank, National Association

December     , 2009

10. No consent, approval, authorization, filing with or order of any court or governmental agency or body is required to be obtained by the Company in connection with the transactions contemplated in the Underwriting Agreement, in the Forward Agreements or in the Ownership Waivers, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters in the manner contemplated in the Underwriting Agreement and in the Prospectus.

11. The execution and delivery by the Company of the Underwriting Agreement, the Forward Agreements and the Ownership Waivers evidenced by the Waiver Certificates, its compliance with all of the provisions thereof and the consummation by the Company of any of the transactions therein contemplated, including the issuance and sale of the Company Shares and the Settlement Shares, to our knowledge, will not conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries pursuant to, (i) the charter or by-laws of the Company or its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument known to us and to which the Company or any of its subsidiaries (including the Partnership) is a party or bound or to which its or their property is subject, (iii) any statute, law, rule, regulation, judgment, order or decree known to us to be applicable to the Company or its subsidiaries (including the Partnership) of any court, regulatory body, administrative agency, governmental body or arbitrator or other authority having jurisdiction over the Company or its subsidiaries or any of its or their properties other than, in the case of clauses (ii) and (iii), such breaches or violation which, if determined adversely to the Company, would not reasonably be expected to have a material adverse effect on the current or future consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries taken as a whole or on the consummation of the transactions contemplated in the Underwriting Agreement and the Forward Agreements.

12. To our knowledge no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

13. The Company has qualified to be taxed as a real estate investment trust pursuant to Sections 856 through 860 of the Code for each taxable year since its inception through the most recently completed fiscal year, and based on assumptions set forth in the Prospectus and certain representations of the Company, including but not limited to those set forth in an Officer’s Certificate executed by Kathy D. Miller, Vice President and Assistant Secretary of the Company, dated as of the date hereof, the Company’s present and contemplated organization, ownership, method of operation, assets and income are such that the Company is in a position under present law to so qualify for the current fiscal year and in the future.

J.P. Morgan Securities Inc.

Wells Fargo Securities, LLC

JPMorgan Chase Bank, National Association

Wachovia Bank, National Association

December     , 2009

Insofar as the opinion expressed herein relates to Section 13(a) of the ISDA 2002 Master Agreement and the election of the laws of the State of New York in paragraph 1 of each Forward Agreement, we have assumed that each Forward Agreement is in consideration of or relates to an obligation arising out of a transaction covering in the aggregate not less than $250,000. Insofar as the opinion expressed herein relates to Section 13(b)(i)(2) of the ISDA 2002 Master Agreement, we have assumed that each Forward Agreement is in consideration of or relates to an obligation arising out of a transaction covering in the aggregate not less than $1,000,000.

We express no opinion herein as to: (i) the legality, validity, binding effect, or enforceability of the Forward Agreements under: (a) applicable anti-gaming, anti-gambling, and anti-bucket shop laws, rules, and regulations, (b) antitrust or trade regulation laws, rules and regulations, (c) the Bank Holding Company Act and other bank statutes, rules and regulations, (d) compliance with fiduciary duty requirements, (e) margin regulations, (f) pension and employee benefit laws, (g) usury laws or (h) any statutes, rules or regulations of any jurisdiction or self-regulatory agency governing the regulation of broker-dealers; and (ii) the creation, perfection or priority of any lien, security interest, or other encumbrance created or purported to be created pursuant to a Forward Agreement.

We express no opinion in the foregoing paragraphs that any particular provision of the Underwriting Agreement or the Forward Agreements will be enforceable by a decree of specific performance or other equitable relief, or that the enforcement thereof may not be limited by defenses such as estoppel, waiver and other equitable considerations, or that the exercise of any particular remedy will not violate, be limited by, or be rendered ineffective by any existing law, governmental rule or regulation of the State of Florida, the State of New York or the United States, although we believe that such documents taken as a whole are sufficient for the practical realization of the benefits intended thereby.

The opinions contained in the foregoing paragraph 13 are based on various statutory provisions, regulations promulgated thereunder and interpretations thereof by the Internal Revenue Service and the courts having jurisdiction over such matters, all of which are subject to change either prospectively or retroactively. We assume no obligation to supplement this opinion letter if any applicable law changes after the date hereof or if we become aware of any fact that might change the opinions expressed herein after the date hereof. Also, any variation or difference in the facts from those set forth in the Prospectus may affect the conclusions stated herein.

The opinions expressed herein insofar as they relate to the issuance of Settlement Shares pursuant to the Forward Agreements being in compliance with the federal securities laws are based in part, with your permission, on the interpretive letter addressed to Goldman, Sachs & Co. (available October 9, 2003).

J.P. Morgan Securities Inc.

Wells Fargo Securities, LLC

JPMorgan Chase Bank, National Association

Wachovia Bank, National Association

December     , 2009

This opinion is furnished to J.P. Morgan Securities Inc. and Wells Fargo Securities, LLC, as Representatives of the underwriters named in Schedule 1-A to the Underwriting Agreement, the Forward Sellers, and to the Forward Counterparties, for your benefit by us as counsel for the Company, is solely for the benefit of such parties, and is rendered solely in connection with the transactions contemplated by the Underwriting Agreement. Accordingly, it may not be relied upon by any other person, firm or entity without, in each instance, our prior written consent, except as provided herein.

Very truly yours,

FOLEY & LARDNER LLP

December , 2009	ATTORNEYS AT LAW ONE INDEPENDENT DRIVE, SUITE 1300 JACKSONVILLE, FLORIDA 32202-5017 P. O. BOX 240 JACKSONVILLE, FLORIDA 32201-0240 904.359.2000 TEL 904.359.8700 FAX www.foley.com

J.P. Morgan Securities Inc.

Wells Fargo Securities, LLC

As Representatives of the Several Underwriters

named in Schedule 1-A to the Underwriting

Agreement referred to below

c/o J.P. Morgan Securities Inc.

383 Madison Avenue – 4th Floor

New York, New York 10179

J.P. Morgan Securities Inc., As agent for a Forward Seller 383 Madison Avenue – 4th Floor New York, New York 10179

Wachovia Bank, National Association As Forward Counterparty 375 Park Avenue New York, New York 10152	Wells Fargo Securities, LLC As Forward Seller 375 Park Avenue New York, New York 10152

JPMorgan Chase Bank, National Association As Forward Counterparty c/o J.P. Morgan Securities Inc. 383 Madison Avenue – 4th Floor New York, New York 10179

Ladies and Gentlemen:

Reference is made to the Registration Statement on Form S-3 (File No. 333-158635) (the “Registration Statement”), the Prospectus, dated April 17, 2009, and the Prospectus Supplement, dated December 4, 2009, relating to the offer of common stock of Regency Centers Corporation, a Florida corporation (the “Company”). As counsel to the Company, we reviewed the Registration Statement and the Prospectus together with the documents and information listed on Exhibit A hereto (collectively, the “Pricing Disclosure Package”) and participated in discussions with your representatives and representatives of the Company and its independent registered public accounting firm regarding such documents and information and related matters. Between the date of the Prospectus Supplement and the time of delivery of this letter, we participated in further discussions with your representatives and those of the Company and its accountants concerning certain matters relating to the Company and reviewed certificates of certain officers of the Company and letters addressed to you from the Company’s accountants.

The purpose of our professional engagement was not to establish or to confirm the factual matters set forth in the Registration Statement, the Prospectus or the Pricing Disclosure Package, and we have not undertaken to verify independently any of such factual matters. Moreover, many of the documents required to be prepared or used in connection with the drafting and filing of the Registration Statement, the Prospectus and the Pricing Disclosure Package involve matters of a non-legal nature.

BOSTON BRUSSELS CHICAGO DETROIT	JACKSONVILLE LOS ANGELES MADISON MIAMI	MILWAUKEE NEW YORK ORLANDO SACRAMENTO	SAN DIEGO SAN DIEGO/DEL MAR SAN FRANCISCO SHANGHAI	SILICON VALLEY TALLAHASSEE TAMPA TOKYO WASHINGTON, D.C.

J.P. Morgan Securities Inc.

Wells Fargo Securities, LLC

Wachovia Bank, National Association

JPMorgan Chase Bank, National Association

December     , 2009

Subject to the foregoing and on the basis of information we gained in the course of performing the services referred to above, we confirm to you that nothing came to our attention that caused us to believe that:

1.	The Registration Statement, as of its effective date (April 17, 2009), contained any untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; or

2.	The Pricing Disclosure Package, as of a.m. on December 4, 2009, contained any untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or

3.	The Prospectus, as supplemented by the Prospectus Supplement, as of its date, contained any untrue statement of material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or

4.	The Prospectus, as supplemented by the Prospectus Supplement, as of the time of delivery of this letter, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made not misleading;

provided, however, that we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Pricing Disclosure Package, and we do not express any belief with respect to the financial statements or accounting data or information or assessments of or reports on the effectiveness of internal control over financial reporting contained in the Registration Statement, the Prospectus or the Pricing Disclosure Package.

This letter is furnished to J.P. Morgan Securities Inc. and Wells Fargo Securities, LLC, as Representatives (the “Representatives”) of the underwriters named in Schedule 1-A to the Underwriting Agreement dated December 4, 2009 (the “Underwriting Agreement”), by and among the Company, the Forward Sellers named therein (the “Forward Sellers”), the Forward Counterparties named therein (the “Forward Counterparties”) and the Representatives, and to the Forward Sellers and Forward Counterparties, solely for your benefit by us as counsel for the Company, to assist you in establishing defenses under applicable securities laws and may not be used, quoted, relied upon or otherwise referred to for any purpose or by any other person (including any person purchasing any of the securities from the underwriters named in Schedule 1-A to the Underwriting Agreement).

J.P. Morgan Securities Inc.

Wells Fargo Securities, LLC

Wachovia Bank, National Association

JPMorgan Chase Bank, National Association

December     , 2009

Very truly yours,

FOLEY & LARDNER LLP

J.P. Morgan Securities Inc.

Wells Fargo Securities, LLC

Wachovia Bank, National Association

JPMorgan Chase Bank, National Association

December     , 2009

EXHIBIT A

Preliminary Prospectus Supplement dated December 3, 2009.

Annex B

Free Writing Prospectus

None.

Exhibit A

FORM OF LOCK-UP AGREEMENT

                    , 2009

J.P. MORGAN SECURITIES INC.

As Representative of

the several Underwriters listed in

Schedule 1-A to the Underwriting

Agreement referred to below

c/o J.P. Morgan Securities Inc.

383 Madison Avenue

New York, NY 10179

Re: Regency Centers Corporation — Public Offering

Ladies and Gentlemen:

The undersigned understands that you, as Representative of the several Underwriters, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Regency Centers Corporation, a Florida corporation (the “Company”), the Forward Sellers (as defined therein) and the Forward Counterparties (as defined therein), providing for the public offering (the “Public Offering”) by the several Underwriters named in Schedule 1-A to the Underwriting Agreement (the “Underwriters”), of Common Stock, of the Company (the “Securities”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the Underwriters’ agreement to purchase and make the Public Offering of the Securities, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of J.P. Morgan Securities Inc. on behalf of the Underwriters, the undersigned will not, during the period ending 60 days after the date of the prospectus relating to the Public Offering (the “Prospectus”), (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, $0.01 per share par value, of the Company (the “Common Stock”) or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (3) make any demand for or exercise any right with respect to the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock without the prior written consent of the Representative, in each case other than (A) the Securities to be sold by the undersigned pursuant to the Underwriting Agreement, (B) transfers of shares of Common Stock as a bona fide gift or gifts, (C) distributions of shares of Common Stock to members or stockholders of the undersigned, (D) shares of Common Stock delivered by the undersigned to the Company for the purpose of paying (1) the exercise price on the exercise by the undersigned of options to purchase Common Stock granted to the undersigned by the Company and (2) taxes imposed on such exercise of options, and (E) shares of Common Stock sold pursuant to a 10b5-1 trading plan adopted before the date of this agreement; provided that in the case of any transfer or distribution pursuant to clause (B) or (C), each donee or distributee shall execute and deliver to the Representative a lock-up letter in the form of this paragraph; and provided, further, that in the case of any transfer or distribution pursuant to clause (B) or (C), no filing by any party (donor, donee, transferor or transferee) under the Securities Exchange Act of 1934, as amended, or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the 60-day period referred to above). In addition, the undersigned agrees that, without the prior written consent of J.P. Morgan Securities Inc. on behalf of the Underwriters, it will not, during the period ending 60 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. Notwithstanding the foregoing, if (1) during the last 17 days of the 60-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 60-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 60-day period, the restrictions imposed by this Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released from, all obligations under this Letter Agreement. The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

[NAME OF STOCKHOLDER]

By:
Name:
Title: